UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2026
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Cencora, Inc.
(Exact name of registrant as specified in its charter)
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Commission File Number: 1-16671

Delaware			23-3079390
(State or other jurisdiction of			(I.R.S. Employer
incorporation or organization)			Identification No.)

1 West First Avenue	Conshohocken	PA	19428-1800
(Address of principal executive offices)			(Zip Code)
(610) 727-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	COR	New York Stock Exchange	(NYSE)
2.875% Senior Notes due 2028	COR28	New York Stock Exchange	(NYSE)
3.625% Senior Notes due 2032	COR32	New York Stock Exchange	(NYSE)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

New Reporting Structure
In order to advance its growth priorities, Cencora recently completed a restructuring of its operating model intended to strengthen execution and improve visibility. As a result of this restructuring, the Company has reorganized all business components within the U.S. Healthcare Solutions and International Healthcare Solutions reportable segments. Beginning in the first quarter of fiscal 2027, the Company’s reporting structure will be comprised of Pharmaceutical Distribution and Services, Specialty Pharmaceutical and Provider Services, and Other. The Pharmaceutical Distribution and Services reportable segment will consist of U.S. and international wholesale pharmaceutical distribution and related services that support health systems, retail pharmacies, and alternate sites of care. The Specialty Pharmaceutical and Provider Services reportable segment will consist of specialty distribution services to physician practices, management services organizations, World Courier and third-party logistics (3PL) services, Innomar and strategic components of PharmaLex. Other, which is not considered a reportable segment, will continue to consist of businesses for which the Company is exploring strategic alternatives, including MWI Animal Health, Profarma, and the other components of PharmaLex.
In the attached Exhibit 99.1, which is incorporated herein by reference, the Company is voluntarily furnishing a supplemental disclosure of unaudited revised summary reportable segment information for each of the quarters of fiscal 2026 and 2025 and the fiscal years ended September 30, 2026 and 2025 under the reporting structure that will be utilized in fiscal 2027 to assist investors in analyzing the changes to its reporting structure.
The information in this Current Report, including the exhibit attached hereto as Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Unaudited revised summary reportable segment information for each of the quarters of fiscal 2026 and 2025 and the fiscal years ended September 30, 2026 and 2025
104	Cover Page Interactive Data File (formatted as inline XBRL)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cencora, Inc.

Date:	November 4, 2026	By:	/s/ Eva C. Boratto
		Name:	Eva C. Boratto
		Title:	Executive Vice President & Chief Financial Officer